UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 15, 2014

ENTERTAINMENT GAMING ASIA INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-32161	91-1696010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Unit C1, Ground Floor, Koon Wah Building

No. 2 Yuen Shun Circuit

Yuen Chau Kok, Shatin

New Territories, Hong Kong SAR

(Address of principal executive offices, including zip code)

+ 852-3147-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On April 17, 2014, Entertainment Gaming Asia Inc. (the “Company”) received a deficiency letter from The NASDAQ Stock Market LLC (“NASDAQ”) advising that, based on the Company’s closing bid price for the prior 30 consecutive business days, the Company did not comply with the minimum bid price requirement of $1.00 per share, as set forth in NASDAQ Listing Rule 5550(a)(2).  In accordance with NASDAQ Listing Rule 5810(c)(3)(A), the Company was provided with an initial grace period of 180 calendar days, or until October 14, 2014, to regain compliance with the minimum closing price requirement for continued listing.

The Company was unable to regain compliance with NASDAQ’s minimum closing price requirement during the initial 180-day grace period. However, on October 15, 2014, the Company was notified by NASDAQ that it has received an additional 180-day grace period, or until April 13, 2015, to regain compliance with the minimum closing price requirement. The determination to grant the extension was based on the Company meeting the continued listing requirement for market value of publicly held shares and all other applicable requirements for initial listing on The NASDAQ Capital Market with the exception of the bid price requirement, and the Company’s written notice of its intention to cure the deficiency during the second grace period by effecting a reverse stock split, if necessary. If at any time during this additional time period the closing bid price of the Company’s common stock is at least $1.00 per share for a minimum of 10 consecutive business days, NASDAQ will provide written confirmation of compliance and this matter will be closed. If the Company fails to regain compliance during the second 180-day grace period, its common stock will be subject to delisting by NASDAQ.

The notification has no immediate effect on the listing of the Company’s common stock on The NASDAQ Capital Market.

On October 17, 2014, the Company issued a press release, attached to this Current Report on Form 8-K as Exhibit 99.1, reporting that it had received an extension from NASDAQ to regain listing compliance.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits	Method Filing

The following exhibit is filed with this report:

Exhibit 99.1	Press release dated October 17, 2014 regarding NASDAQ granting an extension to regain listing compliance received on October 15, 2014.	Filed Electronically herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTERTAINMENT GAMING ASIA INC.

Dated: October 17, 2014	/s/ Clarence Chung
Clarence (Yuk Man) Chung
Chief Executive Officer